UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2018 (January 2, 2019)

AIT Therapeutics, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-55759	47-3812456
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

825 East Gate Blvd., Suite 320

Garden City, NY 11530

(Address of Principal Executive Office)

516-665-8200

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01. Other Events.

On December 28, 2018, AIT Therapeutics, Inc. (the “Company”) issued a press release relating to the status of its proposed agreement to license commercial rights for its novel cylinder free ventilator compatible nitric oxide (NO) generator and phasic-flow delivery system (GeNOvent*) for use in the hospital setting at NO concentrations < 80 ppm. On January 2, 2019, the Company issued press release announcing the appointment of its new Chief Commercial Officer. The full text of the press releases are furnished as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits shall be deemed to be furnished, and not filed:

Exhibit No.	Description

99.1	Press Release issued on December 28, 2018
99.2	Press Release issued on January 2, 2019

The information in this Form 8-K (including Exhibit 99.1 and Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIT THERAPEUTICS, INC.

Date: January 2, 2019	By:	/s/ Steven Lisi
	Name:	Steven Lisi
	Title:	Chief Executive Officer